AzurRx BioPharma

May 2018

# CORPORATE PRESENTATION

(NASDAQ:AZRX)

# Company Disclaimer

*Certain statements in this presentation constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Such forward-looking statements include projections. Such projections were not prepared in accordance with public guidelines of the American Institute of Certified Public Accountants regarding projections and forecasts, nor have such projections been audited, examined or otherwise reviewed by independent auditors of the company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.*

*The views expressed are those of management and are based on currently available information. Estimates and projections contained herein have been prepared by management and involve significant elements of subjective judgment and analysis and are based on certain assumptions. No representation nor warranty, expressed or implied, is made as to the accuracy or completeness of the information contained in this document, and nothing contained herein is, or shall be relied upon, as a promise or representation, whether as to the past or the future. The projections are not intended to follow generally accepted accounting principles. Neither our accountants nor our legal counsel have compiled, audited, prepared, or contributed to the projections or the underlying assumptions. None of these parties express an opinion with respect to the projections.*

*You are cautioned not to place undue reliance on these forward-looking statements. Except for ongoing obligations of the company to disclose material information under the federal securities laws, the company does not undertake any obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.*

# Investment Highlights

- Biotechnology company focused on the development of therapeutic proteins
- Multiple pipeline projects addressing large global markets in GI and infectious diseases
- MS1819 for treatment of Exocrine Pancreatic Insufficiency (EPI) in patients with Chronic Pancreatitis (CP) and Cystic Fibrosis (CF)
  - Clinical proof of concept for CP demonstrated in FLIP-110 study
  - Preliminary Phase 2 data supports efficacy and safety in CP
  - Large, immediately addressable EPI market of ~$1.2B in U.S., $1.5B world wide(1)
  - Partnered with Mayoly-Spindler in Europe covering 30% of MS1819 clinical costs
- AZX1103 beta lactamases for prevention of nosocomial (hospital acquired) and C. difficile infections in preclinical testing
  - Addresses a $4.5-$11 billion medical issue(2)
- Highly cash efficient operations with ~30% of R&D spend rebated by French government

(1) U.S. market size. Abbvie 2013-2017 10-Ks and annual reports (Creon), Zenpep & Pancreaze based on 2013-2014 IMS historical data/analyst projection. Management estimates for global EPI market size

(2) CDC 2016

# GI Therapeutic Product Pipeline

MS1819

| Product | Description | Indication | Development Phase | | | | |
|---|---|---|---|---|---|---|---|
| | | | Discovery | Pre-Clinical | Phase 1 | Phase 2 | Phase 3 |
| **MS1819** | Yeast recombinant lipase (*Yarrowia lipolytica* LIP2) | Treatment of EPI in CP patients | | | | | |
| | | Treatment of EPI in CF patients(1) | | | | | |
| **AZX1103** | Synthetic β-Lactamase | Prevention of nosocomial infections and antibiotic associated diarrhea | | | | | |

**Current Status** **Expected progress through 2019**

(1) Phase 1 carried out in EPI patients with CP

# Exocrine Pancreatic Insufficiency (EPI)

EPI is a condition characterized by deficiency of pancreatic enzymes, resulting in the inability to digest food properly

| There are two broad patients populations which suffer from EPI and require treatment | |
|---|---|
| **Cystic Fibrosis** (~30,000 patients) | ▪ Disease is genetic and majority of patients require treatment from age 4 onwards |
| **Chronic Pancreatitis** (~90,000 patients) | ▪ Pancreas function can be compromised due to pancreatic cancer, surgical excision or behavioral issues (i.e. alcoholism), etc. |



## Food Digestion Needs Enzymes, Fat Needs a Lipase

Amylases and proteases in saliva and stomach compensate in pancreatic insufficiency, but no backup exists for fat digestion



Amylase
Carbohydrate
Glucose
Protease
Protein
Amino acids
Lipase
Fat
Fatty acids & glycerol

**If the pancreas does not function properly, oral supplements are taken to allow for fat digestion**

# Clear Unmet Medical Need

## Current EPI Treatment Limitations

- Limited effectiveness
- Lack of stability in acidic environment
- High pill burden
  - Inconvenient for patients
  - Non-adherence
- Sourcing and supply of porcine-derived pancrelipase (PPEs):
  - Subject to pig herd management
  - Risk of transmission of pathogens
  - Manufacturing/supply chain inconsistency
- Adverse event: fibrosing colonopathy at high doses

**Opportunity**

- Ability to reduce patient daily pill burden of ~25-40 capsules down to ~5-8


0
1
2
Current
MS1819



Daily Dose Standard of Care[1] vs. Expected Daily Dose MS 1819

(1) Standard of care includes drugs such as Creon, Zenpap and Pancreaze

# Nutrition Matters in CF

## Higher weight leads to better lung function while low body weight predicts mortality

### Survival by percentage of ideal weight



Cumulative survival, %
100
80
60
40
20
0
0
1
2
3
4
5
6
7
Time, years
% ideal weight >85
P<0.0001
Hazard Ratio 2.64
(95% CI, 1.85-3.75)
% ideal weight ≤85

**Patients at risk:**

| | | | | |
|---|---|---|---|---|
| % ideal weight >85 | 364 | 211 | 135 | 53 |
| % ideal weight ≤85 | 220 | 108 | 57 | 17 |

### Higher BMI is associated with better FEN$_1$ in children with CF aged 6 to 19 years[1]



Median ppFEV1
100
90
80
70
60
<5
15
25
35
45
55
65
75
85
Median BMI percentile
Goal 50th percentile
Males
Females

### WFA >10th percentile at age 3 years and 6 years associated with better FEV$_1$ at age 6 years in CF[2]



Age 3 above / Age 6 above
Age 3 above / Age 6 below
Age 3 below / Age 6 above
Age 3 below / Age 6 below
N=688
N=55
N=84
N=104
P=0.004
P=0.029
60
70
80
90
100
Mean ppFEV1 at 6 years
N=931

Note: BMI, body mas index; ppFEV1, percent predicted forced expiratory volume in 1 second; WFA, weight for age

1 Cystic Fibrosis Foundation. Patient Registry 2013 Annual Data Report to the Center Directors. Bethesda, MD. 2014

2 Konstan M et al. *J Pediatr.* 2003;142(6):624-630

Note: Reproduced from *Thorax*. Sharma R et al. 56, 746-750. © 2001 with permission from BMJ Publishing Group Ltd.
Sharma R et al. *Thorax.* 2001;56(10):746-750.

AzurRx BioPharma

# Large Established US Market Of ~$1.2 Billion(1)

All lipase products are pig derived and are less active at the pH in humans resulting in a large pill burden



$ in millions
455
37
412
633
72
38
516
844
167
40
632
980
201
42
730
1,094
212
44
831
1,143
221
46
865
1,207
228
49
917
1,259
235
50
958
1,277
262
1,015
2013A
2014A
2015A
2016A
2017A
2018E
2019E
2020E
2021E
Historical
Projected

| Growth, % | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 |
|---|---|---|---|---|---|---|---|---|
| Creon (Abbvie)(2) | 25.2% | 22.5% | 15.5% | 13.9% | 6.6% | 6.0% | 4.5% | 5.9% |
| Zenpep (Allergan)(3) | - | 105.4% | 20.4% | 5.8% | 3.3% | 3.2% | 3.1% | 11.3% |
| Pancreaze (J&J)(4) | 4.0% | 5.0% | 2.4% | -6.7% | 4.7% | 5.0% | 5.1% | - |
| Pertyze (Chiesi)(4) | - | - | 60.0% | 42.3% | 27.7% | 18.0% | 9.0% | - |

(1) U.S. market size. Abbvie 2013-2018 10K's, 10Q's and annual reports (Creon), Zenpep & Pancreaze & Pertyze based on 2013-2016 IMS historical data/analyst projection
(2) Creon 2013-2017A - Abbvie, 2018-2021E
(3) 2014-2017A. 2018-2021E Zenpep based on median or equity research projections
(4) 2021 Pancreaze & Pertyze equity research projections unavailable

AzurRx BioPharma

# *In-Vitro* Activity of MS1819 at pH Range

**In vitro lipolytic activity of the MS1819 lipase in the presence of bile salts in the European and US Pharmacopeia test (U/mg, Pure Enzyme)**



MS1819
Porcine Pancreatic Extract
Normal pH
Pathological pH
Lipolytic Activity (U/mg of purified enzyme equivalent)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
9
8
7
6
5
4
3
pH
Basic
Acidic
MS1819 Lipase shows superior activity to porcine lipase standard of care at the relevant intestinal pH range

Note: In normal subjects, physiological pH in duodenum is between approximately 5 and 6. In CP and CF pH is lowered to a more acidic range, approximately pH 4 to 5. MS1819 not inactivated by bile salts.

# FLIP110 Study Per Protocol Efficacy Results(1)

MS1819 suggests improvement of two key efficacy parameters

**Steatorrhea, Per Protocol (absolute difference 12.6%)**



Steatorrhea (g/day)
MS1819
Placebo
80
70
60
50
40
30
20
10
0
40.3
39.6
44.1
31.5
Baseline
Treatment

**Coefficient of Fat Absorption (CFA)**, Per Protocol (absolute difference 16.2%)**



CFA (%)
MS1819
Placebo
80
70
60
50
40
30
20
10
0
49.6
48.95
59.18
42.3
Baseline
Treatment

Results obtained on the 2 main efficacy criteria (steatorrhea and CFA) demonstrated a positive effect of MS1819 compared to a negative effect of the placebo.

(1) Study not powered for statistical significance, Pilot, proof of concept study; main objective of safety with exploration of efficacy

** CFA = coefficient of fat absorption, a measure of dietary fat digestion

## Clinical Trial Design for MS1819 Phase 2a in Chronic Pancreatitis

Trial started in Q42016 in Australia and New Zealand; 12-15 patients enrollment target



V6
V7
MS1819-SD
2240mg/day
V5
MS1819-SD
1120mg/day
Screening
Inclusion
V4
MS1819-SD
560mg/day
V1
V2
V3
V8
Usual PPE
treatment
MS1819-SD
280mg/day
Previous PPE
treatment
Baseline
(A)
Screening
0-30 days
(B)
Washout
12-15 days
(C)
Open-label phase
12-15 days each step
(D)
Follow-up
12-15 days

- Fecal elastase-1 at screening <100 µg/g
- Inpatient CFA measurement (mean of 3 consecutive days)
- Outpatient CFA measurement (mean of 3 consecutive days)

## MS1819 Phase 2a Results are Favorable

First 9 patients' results continue to show CFA improvement, solid safety profile, and dose response

**Per Protocol – CFA Absolute (%)**



43.3
52.8
59.9
62.7
65.6
Washout
280mg/d
560 mg/d
1120 mg/d
2240 mg/d

**Per Protocol – Absolute CFA change (%)**



9.4
16.6
19.3
22.3
Washout
280mg/d
560 mg/d
1120 mg/d
2240 mg/d

# MS1819 CFA Response

Initial results demonstrated Coefficient of Fat Absorption (CFA) improvement, solid safety profile, and dose response



CFA Improvement
Absolute % Increase From Washout
30
25
20
15
10
5
0
Porcine
MS1819 Ph1 a/b
Bacterial lipase
Data from MS1819 highest dose

| | |
|---|---|
| **Dose response** | MS1819 highest dose shows > 21% CFA improvement |
| **Clinical activity** | Response inversely correlated to disease severity |
| **Bristol scale** | Improvement |
| **Nutritional status** | Favorable (unchanged) |
| **Peak response** | 57% CFA Improvement |
| **Safety** | No serious adverse events or notable mild to moderate events |

AzurRx BioPharma

# Intellectual Property

## Licensed patents relative to the MS1819 program

- MS1819 covered by granted patents up to June 15th, 2026[(1)]
- A patent term extension of up to five years may be granted by the USPTO, resulting in possible end of the protection on June 15th, 2031[(1)]
- The FDA currently grants 12 years of exclusivity for novel biologics from first approval (e.g. through 2033 if approved in 2021)
- Freedom to operate: no blocking patents have been identified so far

| | PCT/FR1999/002079 family | PCT/FR2000/001148 family | PCT/FR2006/001352 family |
|---|---|---|---|
| Title | Method for non-homologous transformation of *Yarrowia lipolytica* | Cloning and expressing an acid-resistant extracellular lipase of Yarrowia lipolytica | Method for producing lipase, transformed *Yarrowia lipolytica* cell capable of producing said lipase and their uses |
| Abstract | The invention concerns the integration of a gene of interest into the genome of a *Yarrowia* strain devoid of zeta sequences, by transforming said strain using a vector bearing zeta sequences | The invention concerns nucleic acids coding for acid-resistant extracellular lipases, in particular C. ernobii or *Yarrowia lipolytica* yeasts and the production of said lipases in recombinant form | Method for producing *Yarrowia lipolytica* acid-resistant recombinant lipase utilizing a culture medium without any products of animal origin or non-characterized mixtures such as tryptone, peptone or lactoserum, in addition to its uses |
| Priority date | 01.09.1998 (FR98/10900) | 28.04.2000 (FR00/01148) | 15.06.2006 (F026900039) |

(1) Relates to PCT/FR2006/001352 family

# Exocrine Pancreatic Insufficiency Primary Market Research

Support for MS1819 from Physicians and Payers(1)

87% of all diagnosed EPI patients are treated with pancreatic enzyme replacement therapy

Reducing pill burden, increasing pH stability, and providing a porcine alternative Pancreatic Enzyme Replacement Therapies (PERTs) is seen as a significant opportunity in meeting current unmet needs

Potential for MS1819 to capture 57% of newly diagnosed EPI patients; however there is likely limited switching opportunity for currently treated patients

Interviewed payers do not actively manage costs across PERTs, while they have a positive view of MS1819, they do not feel that there are grounds for higher prices without more clinical data

(1) Results of 10 gastroenterologist and 5 payer interviews conducted by an outside research firm in 8/2014

# GI Therapeutic Product Pipeline
AZX1103

| Product | Description | Indication | Development Phase: Discovery | Pre-Clinical | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|---|---|---|
| **MS1819** | Yeast recombinant lipase (*Yarrowia lipolytica* LIP2) | Treatment of EPI in CP patients | Current status: into Phase 2; expected progress through 2019: Phase 2 | | | | |
| | | Treatment of EPI in CF patients[1] | Current status: into Phase 2; expected progress through 2019: Phase 2 | | | | |
| **AZX1103** | Synthetic β-Lactamase | Prevention of nosocomial infections and antibiotic associated diarrhea | Current status: into Pre-Clinical; expected progress through 2019: Phase 1 | | | | |

**Current Status** | **Expected progress through 2019**

(1) Phase 1 carried out in EPI patients with CP

# The Microbome and Disease

## The Impact of Modern Antibiotics

**Most modern antibiotics kill both good and bad microbes, stripping the body of friendly bacteria in the process of administration**


Microbes living on and within the human body
Antibiotics
Death of microbes
– Bad left to flourish

Both **friendly** and **harmful** organisms exist naturally

IV antibiotics are carried to the liver, transported to bile and excreted via the large intestine

They may unintentionally **upset the natural balance** of the gut microbiome by killing off good bacteria

## Scale of the C. Diff Problem and 14M Patients Affected Annually[(1)]

AZX1103 for the Prevention of C. Difficile Infections and Nosocomial Infections

**14 M Patients** → **27 M Prescriptions** → **80-400 M Doses** → **$2B-10 B Market**



**14 M Patients**
- Patients requiring IV antibiotic therapy
- Higher risk patients with multiple scripts

**27 M Prescriptions**
- 15-75% market
- 5 days prescription therapy
- 4 Doses per day

**80-400 M Doses**
- $25 per dose

(1) Sources: 2012 IMS Health and CDM Hospital databases. Management estimates.

# AZX1103 – Opportunity Overview
## Addressing Nosocomial Infections

- **Applications**
  - Oral, non-systemic medicine to act locally in the GI tract with the potential to prevent hospital-acquired infections by resistant bacterial strains induced by parenteral administration of β-lactam antibiotics.
  - Potential prevention of antibiotic-associated diarrhea (AAD).

- **Hospital-acquired (nosocomial) infections have a huge economic impact on society[(2)] and are a major public health concern contributing to increased morbidity, mortality, and cost.**
  - The Centers for Disease Control (CDC) has estimated that roughly 1.7 million hospital-associated infections (*i.e.* ~5% of the number of hospitalized patients), cause or contribute to 99,000 deaths each year in the USA[(1)], with the annual cost ranging from US $4.5 to $11 billion).

- **The Centers for Medicare and Medicaid Services (CMS) has begun to penalize hospitals by not paying for "avoidable costs."**



(1) CDC 2016. Management estimates.
(2) ~2 million (HAIs) in the U.S, 90,000 estimated deaths. Centers for Disease Control. 2016 Overall direct cost of HAIs to hospitals ranges from $28-$45B. Scott, R. Douglas. "The Direct Medical Costs of Healthcare-Associated Infections in U.S. Hospitals and the Benefits of Prevention". Centers for Disease Control and Prevention. March 2009.

AzurRx BioPharma

# AZX 1103 Targets Multiple Antibiotics in the Gut

Filed Intellectual Property Covers Multiple Antibiotic Classes

| AZ1103 |
|---|
| Penicillins (without *beta lactamase inhibitors*) |
| Penicillins (with *beta lactamase inhibitors*) |
| 3rd generation cephalosporins |
| Methicillin |
| Aminoglycosides |
| Some fluoroquinolones |
| Macrolides |
| Tetracyclines |
| Lincosamides |



AzurRx BioPharma

## Management Team

**Thijs Spoor**
CEO

**Maged Shenouda**
CFO

**Daniel Dupret**
Chief Scientific Officer

**Yves Leblond**
Director Research and Development

**Luc Lebreton**
R&D Programs Director

**Martin Krusin**
Business Development

## Achieved / Anticipated Milestones for AzurRx
Potential for Multiple Catalysts

| Milestone | Timing |
|---|---|
| Initiation of MS1819 Phase 2 CP study in Australia | Q1 2017 ✓ |
| Results from first 3 patients in MS1819 Phase 2 CP study | Q2 2017 ✓ |
| Results from first 6 patients in MS1819 Phase 2 CP study showing safety and efficacy >21% CFA | Q3 2017 ✓ |
| Proof of concept data for AZX1103 | Q1 2018 ✓ |
| Completion of enrollment in MS1819 Phase 2 CP study | 1H 2018 |
| Initiation of MS1819 Phase 2 CF study | 2H 2018 |
| Submit IND/CTA for MS1819 | 2H 2018 |
| Final results of MS1819 Phase 2 CP study | 2H 2018 |
| Initial results from CF study | Q4 2018 |

# Financial Overview

| | |
|---|---|
| IPO: | **2016** |
| Nasdaq: | **AZRX** |
| Market Cap: | **$43MM**[(1)] |
| Shares Outstanding: | **16,762,395**[(2)] |
| Cash[(3)]: | **$1.6MM**[(3)] |
| Locations: | **New York & Nîmes (France)** |



(1) As of 05/03/2018
(2) As of 05/03/2018
(3) As of 12/31/2017, Cash and Subscriptions Receivable

# Investment Highlights

- Biotechnology company focused on the development of therapeutic proteins
- Multiple pipeline projects addressing large global markets in GI and infectious diseases
- MS1819 for treatment of Exocrine Pancreatic Insufficiency (EPI) in patients with Chronic Pancreatitis (CP) and Cystic Fibrosis (CF)
  - Clinical proof of concept for CP demonstrated in FLIP-110 study
  - Preliminary Phase 2 data supports efficacy and safety in CP
  - Large, immediately addressable EPI market of ~$1.2B in U.S., $1.5B world wide(1)
  - Partnered with Mayoly-Spindler in Europe covering 30% of MS1819 clinical costs
- AZX1103 beta lactamases For prevention of nosocomial (hospital acquired) and C. difficile infections in preclinical testing
  - Addresses a $4.5-$11B medical issue(2)
- Highly cash efficient operations with ~30% of R&D spend rebated by French government

(1) U.S. market size. Abbvie 2013-2017 10-Ks and annual reports (Creon), Zenpep & Pancreaze based on 2013-2014 IMS historical data/analyst projection. Management estimates for global EPI market size

(2) CDC 2016

AzurRx BioPharma

Appendix

# Additional Corporate Information

# MS1819 CP Phase 2a - Primary and Secondary Efficacy Endpoints

- **Primary efficacy endpoint**

  CFA change from baseline and measured at the end of Phase C on standardized high-fat meals and stool collection for 3 days (dye marker)

- **Secondary efficacy endpoints**

  *Key secondary endpoints*
  - CFA change from baseline and measured at step 1-3 of Phase C
  - Number of daily evacuations
  - Consistency of stools assessed by the Bristol scale

  *Other secondary endpoints*
  - Body weight and body mass index
  - Weight of stools and abdominal discomfort
  - Absorption variables: nitrogen fecal content and steatorrhea
  - Fasting glucose
  - Biochemistry and lipid parameters
  - Vitamins, Bone-turnover markers, and circulating nutrition proteins

# MS1819 CP Phase 2a - Safety Endpoints

- Expected clinical adverse reaction events:
  - Allergic reaction
  - Hypoglycemia
  - Constipation
  - Abdominal discomfort or pain
- Biological markers
  - Liver (AST, ALT) and muscular enzymes (CK)
  - Renal (creatinemia, uretic acid) and pancreas markers (lipasemia, amylasemia)
- Serum LIP2 and anti-LIP2 antibodies (ADA) detection assays
- In addition, laboratory tests will include:
  - Fecal calprotectin and fecal chymotrypsin
  - Hematology (complete blood cell count),
  - Biochemistry (creatinine, urea, AST, ALT, ALP, GGT, bilirubin, and CK)
  - Serum vitamins, fasting glycaemia, lipid parameters, circulating nutrition proteins, and bone-turnover markers.

# Greater Activity Enables Dosing Flexibility

Variations in capsule size allow all patients to be dosed at 1-2 capsules per meal



Enzymatic Activy (TBU) By Pill Burden
4,000,000
3,750,000
3,500,000
3,250,000
3,000,000
2,750,000
2,500,000
2,250,000
2,000,000
1,750,000
1,500,000
1,250,000
1,000,000
750,000
500,000
250,000
0
0
4
8
12
16
20
24
28
32
36
40
3 cm
2 cm
1 cm
000
00
0
1
2
3
4
5
Porcine - 00
35mg FD - 2
140mg FD - 2
212 mg FD - 1
300 mg FD - 0
400 mg FD - 00
MS1819 fill by capsule size

# Dose Response

## The Phase 1 daily dose of MS1819 was about ¼ of the required amount expected for a moderate patient, higher doses in phase 2 are expected to achieve better fat digestion

**Enzyme Requirements Vary**

In a moderate patient, the expected daily minimum requirement for enzymatic activity is expected to be 1,000,000 TBU

- Moderate patients currently control disease taking ~25 Creon capsules to give 1,000,000 TBU
- Phase 1 was dosed at 250,000 TBU generating ~16% CFA
- Phase 2a tests higher doses closer to 1,000,000 TBU which are expected to provide a greater CFA response

**Enzymatic Activity (TBU) By Pill Burden**



Porcine
MS1819
1120 mg / day of MS1819
Enzymatic Activity (TBU at pH6)
2,000,000
1,750,000
1,500,000
1,250,000
1,000,000
750,000
500,000
250,000
0
0 4 8 12 16 20 24 28 32 36 40
Capsules

Daily capsule burden is proportional to enzymatic requirements

AzurRx BioPharma

# Board of Directors

**Ed Borkowski**
Mr. Borkowski was the CFO of Concordia International and previously served as the CFO of ConvaTec Healthcare, CareFusion Corporation and Mylan, Inc. and in a variety of finance positions at Pharmacia, American Home Products, Cyanamid and at Arthur Andersen. Mr. Borkowski holds a Bachelor of Science in Economics and Political Science from Allegheny College and a Master in Business Administration in Finance and Accounting from Rutgers University.

**Charles Casamento**
Mr. Casamento has been executive director and principal of The Sage Group, a health care advisory group. He was president and CEO of Osteologix from October 2004 until April 2007, the founder, president, chairman and CEO of Questcor Pharmaceuticals, and held senior leadership and board positions at RiboGene Inc, Indevus (formerly Interneuron Pharmaceuticals), Genzyme Corporation, Johnson & Johnson, Hoffmann-LaRoche and Sandoz. He holds a bachelor's degree in Pharmacy from Fordham University and an M.B.A. from Iona College and serves on the Boards of Directors of International Stem Cell Corporation and Relmada Therapeutics.

**Alastair Riddell, MD**
Dr. Alastair Riddell is currently Chairman of a private UK biotech, Nemesis Biosciences Ltd, Chairman of a UK AIM listed medical imaging company Feedback plc and Chairman of the South West Academic Health Science Network, and is also on the board of directors of Skyline Vet Pharma. Dr. Riddell has over 30 years experience in the pharmaceutical, life science and biotech industries, at Lederle (now Pfizer), Centocor (now J&J), Amersham International (now GE Healthcare) and as CEO of Pharmagene, Paradigm Therapeutics and Stem Cell Sciences. He began his career as a medical doctor.

**Vern Lee Schramm, PhD**
Dr. Schramm served as Chairman of the Department of Chemistry at the Albert Einstein College of Medicine from 1987 to 2015. Dr. Schramm was elected to the National Academy of Sciences in 2007 and was the Associate Editor for the Journal of the American Chemical Society from 2003 to 2012. He has been an advisor to Pico Pharmaceuticals, Metabalon Biochemistry, Sirtris Scientific, and BioCryst Pharmaceuticals. He obtained his BS in Bacteriology from South Dakota State College, a Master's Degree in Nutrition biochemistry from Harvard, and a Ph.D. from Australian National University.

**Maged Shenouda**
Mr. Shenouda was previously the Head of Business Development and Licensing at Retrophin, Inc. Mr. Shenouda spent the bulk of his career as an equity analyst at Stifel Nicolaus, UBS, JP Morgan, Citigroup and Bear Stearns covering U.S and European pharmaceutical companies. Mr. Shenouda was a management consultant with PricewaterhouseCoopers, and a managed care specialist for Abbott Laboratories. Mr. Shenouda earned a B.S. in pharmacy from St. John's University an M.B.A. from Rutgers University Graduate School of Management.

**Thijs Spoor**
Mr. Spoor was previously President and CEO of Fluoropharma Medical, Inc. from February 14, 2011 until December 31, 2015. He was the CFO for Sunstone BioSciences, a strategy consultant at Oliver Wyman, an equity research analyst at J.P. Morgan and Credit Suisse covering the biotechnology and medical device industries. He spent 11 years with Amersham /GE Healthcare and holds a Pharmacy degree from the University of Toronto as well as an M.B.A. from Columbia University with concentrations in finance and accounting.

AzurRx BioPharma